PAYMENT UNDERTAKING AGREEMENT


                         Dated as of February 29, 1996

                                    between


                       OLD DOMINION ELECTRIC COOPERATIVE,



                                      and


                COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                  B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH






                       CLOVER UNIT 1 GENERATING FACILITY
                                      AND
                               COMMON FACILITIES

                         PAYMENT UNDERTAKING AGREEMENT

                  This PAYMENT UNDERTAKING AGREEMENT, dated as of February 29, 1996 (this "Agreement"), between OLD DOMINION ELECTRIC COOPERATIVE, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia (herein together with its successors and assigns, called "Old Dominion"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", New York Branch (herein in such capacity, together with its successors and assigns, called the "Bank").


                                  WITNESSETH:

                  WHEREAS, Old Dominion is the Lessee under an Equipment Operating Lease, dated as of February 29, 1996, with the Owner Trustee, and Old Dominion is the Foundation Lessee under a Foundation Operating Lease, dated as of February 29, 1996, with the Owner Trustee; and

                  WHEREAS, Old Dominion desires to arrange for another Person to make the payments described herein in consideration for the payment by Old Dominion of an amount, the Specified Sum, which is advantageous to Old Dominion, and the Bank is willing to make such payments.

                  NOW, THEREFORE, in consideration of the foregoing and of the payment of $600,000 to the Bank, the parties hereto agree as follows that:

1.      DEFINITIONS

         Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement, dated as of February 29, 1996, among Old Dominion, State Street Bank and Trust Company, First Union National Bank of Florida and Utrecht-America Finance Co. All references to sections herein are to sections of this Agreement unless otherwise indicated and the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section or other subdivision.

        Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

2.      SPECIFIED SUM

 .1.  SPECIFIED SUM.  Old Dominion will pay on the Closing Date the
Specified Sum to the Bank in immediately available funds at such account as the Bank may specify in payment instructions to Old Dominion on or prior to the Closing Date. Old Dominion acknowledges that payment of the Specified Sum is absolute and unconditional and shall not be refundable to Old Dominion; PROVIDED, HOWEVER, that Old Dominion shall be entitled to the payments as provided herein.

SECTION 3.        PAYMENTS

 .1. SCHEDULED PAYMENTS. Subject to Section 3.2 and the Payment Instruction, the Bank shall pay to Old Dominion on each Payment Undertaking Payment Date set forth on Schedule A the Payment Amount specified on Schedule A hereto with respect to such Payment Undertaking Payment Date.

 .2.      EARLY TERMINATION.

        (a) So long as this Agreement is pledged to the Owner Trustee, as Lessor under the Equipment Operating Lease and as Foundation Lessor under the Foundation Operating Lease, pursuant to the Payment Undertaking Pledge Agreement, the Bank shall, upon not less than two Business Days' prior notice from Old Dominion, pay to Old Dominion on the Payment Undertaking Payment Date (as set forth in such notice) that corresponds to a date specified in clauses
(i) through (ix) of this Section 3.2, the Early Termination Amount specified on Schedule B hereto with respect to such Payment Undertaking Payment Date:

                 (i) on the  applicable  Termination  Date on which the
                     Equipment Operating Lease and the Foundation Operating Lease shall be terminated in the event the Equipment Operating Lease and the Foundation Operating Lease shall be terminated pursuant to the provisions of Section 10.2 of each thereof; or

                (ii) on the applicable  Termination  Date on which the Equipment
                     Operating Lease and the Foundation Operating Lease shall be terminated in the event the Equipment Operating Lease and the Foundation Operating Lease shall be terminated pursuant to the provisions of Section 13 of each thereof; or

               (iii) on the applicable  Termination Date on which the Equipment
                     Operating Lease and the Foundation Operating Lease shall be terminated in the event the Equipment Operating
                     Lease and the Foundation Operating Lease shall be terminated pursuant to the provisions of Section 14 of each thereof; or

                (iv) on the date of any  termination  of the Equipment Operating
                     Lease and the Foundation Operating Lease pursuant to the provisions of Section 17 of each thereof or the date upon which Termination Value or an amount computed by reference to Termination Value is payable under Section 17 of the Equipment Operating Lease and the Foundation Operating Lease (unless such date is not a Payment Undertaking Payment Date, in which case Early Termination Amount shall be determined as of the Payment Undertaking Payment Date immediately preceding such Payment Undertaking Payment Date); or

                 (v) on the  applicable  Termination  Date on which   the
                     Equipment   Operating   Lease  and  the Foundation
                     Operating Lease shall be terminated in the event the
                     Equipment Operating   Lease  and  the Foundation Operating
                     Lease shall be terminated pursuant to the provisions of Section 18 of each thereof; or

                (vi) on the Loan  Refinancing  Date on which the  Series  B Loan
                     Certificate shall be prepaid pursuant to Section 10.2(a) of the Participation Agreement and Section 2.10 of the Loan Agreement; or

               (vii) on the Loan  Refinancing Date on which the Loan
                     Certificates shall be prepaid pursuant to Section 10.3 of the Participation Agreement and Section 2.10 of the Loan Agreement; or

             (viii) on the Payment Date on which the Owner Trustee or Owner Participant shall purchase the Series A Loan Certificate pursuant to Section 4.8 of the Loan Agreement; or

                (ix) on the Termination Date on which the Payment Undertaking
                     Agreement shall be replaced with a Successor Payment Undertaking Agreement or Acceptable Substitute Collateral (as such terms are defined in Section 11A of the
                     Participation Agreement) pursuant to Section   11A of the
                     Participation Agreement.

If payment is made pursuant to clause (i), (ii), (iii),  (iv), (v), (vi), (vii),
(viii) or (ix), then this Agreement shall terminate and no Payment Amount payable on any Payment Undertaking Payment Date subsequent to such Payment Undertaking Payment Date shall be required hereunder.

                  (b) The Early Termination Amount payable on any Payment Undertaking Payment Date pursuant to Section 3.2(a) includes the Payment Amount for such Payment Undertaking Payment Date.

                  (c) If not earlier repaid in full pursuant to the terms hereof, the Bank shall pay to Old Dominion on the Final Payment Undertaking Payment Date an amount equal to the amount specified in Schedule A hereto with respect to such Date.

 .3. ADJUSTMENT OF SCHEDULED PAYMENTS AND EARLY TERMINATION AMOUNTS. If the interest rate on the Series A Loan Certificate shall be reset to the Reset
Rate in accordance with Section 2.12 of the Loan Agreement, the schedules of Payment Amounts specified on Schedule A hereto and the schedules of Early Termination Amounts specified on Schedule B hereto shall be adjusted for all Payment Undertaking Payment Dates occurring on or after such date of reset to reflect the Reset Rate in accordance with this Section 3.3. Following such adjustments (i) each Payment Amount specified on Schedule A shall be equal to principal and interest due and payable on the Series A Loan Certificate bearing interest at the Reset Rate on the Payment Date corresponding to such Payment Undertaking Payment Date and (ii) each Early Termination Amount specified on Schedule B shall be equal to the sum of (1) the outstanding principal amount of the Series A Loan Certificate on the Payment Date corresponding to such Payment Undertaking Payment Date (after taking into account any payment of principal on the Series A Loan Certificate on such Payment Undertaking Payment Date) and (2) the Payment Amount for such Payment Undertaking Payment Date reflecting interest on the Series A Loan certificate at the Reset Rate. The Bank and Old Dominion agree to amend Schedules A and B to this Agreement upon reset of the interest rate on the Series A Loan Certificate to reflect the Reset Rate, but any adjustment to the Payment Amounts and Early Termination Amounts shall be effective as of the date of resetting the interest rate on the Series A Loan Certificate to the Reset Rate. Old Dominion agrees to pay to the Bank a fee of $25,000 for each adjustment to Payment Amounts and Early Termination amounts made pursuant to this Section 3.3.

 .4. OVERDUE INTEREST. Any amount payable by the Bank hereunder which shall not be paid when due shall bear interest at the Overdue Rate from the due date of such amount until the date of its payment.

 .5. NO OTHER PAYMENTS. Except as expressly provided in this Section 3 and in any Payment Instruction, the Bank shall have no obligation to make any payment hereunder.

 .6. TIME, PLACE AND METHOD OF MAKING PAYMENTS. All payments required to be made hereunder shall be made to Old Dominion in immediately available funds prior to 10:00 A.M., New York City time, on the date on which such payment is due at Old Dominion's address for payments specified in the Participation Agreement (or at such other place as Old Dominion may designate in writing to the Bank by two Business Days' notice prior to the date on which such payment is due); provided that so long as Old Dominion's rights under this Agreement are pledged to the Owner Trustee pursuant to the Payment Undertaking Pledge Agreement and re-pledged to the Agent pursuant to the Loan Agreement, all payments required to be made hereunder shall be made in accordance with the Payment Instruction. This Agreement relates to an international financing transaction in accordance with which the specification of U.S. Dollars is of the essence, and U.S.Dollars shall be the currency of account in the case of all obligations under this Agreement and the Payment Instruction.

 .7. PAYMENT UPON WRITTEN NOTICE.

        (a) Scheduled payments under Section 3.1 shall be made by the Bank without further act or notice by any Person. Other payments hereunder (except pursuant to Section 3.2(c)) shall be made only upon two Business Days'
prior  written  notice  from  Old  Dominion,   which  written  notice  shall  be
accompanied by an Officer's Certificate of Old Dominion stating that the circumstances requiring such payment hereunder have occurred and including a sufficient description of such circumstances as shall satisfactorily evidence the requirements of the subject payment to be made hereunder.

        (b) So long as Old Dominion's rights under this Agreement are pledged to the Owner Trustee pursuant to the Payment Undertaking Pledge Agreement or are re-pledged to the Agent pursuant to the Loan Agreement, a notice under clause 3.2 to be effective must be endorsed with the consent of the Owner Trustee and so long as the Liens of the Loan Agreement and the Leasehold Mortgage have not been discharged, the Agent.

        (c) The Bank agrees that, in the event that it has received such a notice under clause 3.2 with any necessary consents, it will pay the Early Termination Amount in accordance with the relevant notice without offset,
deduction  or  withholding  and  without  regard  to  any  conflicting   payment
instruction delivered by any other Person.

        (d) The Bank shall rely on any such notice under Section 3.2 purported to be signed by a Responsible Officer of the appropriate signatory without inquiry as to whether the matters stated in it are true.

 .8. USE OF PAYMENTS.

                  It is understood and agreed that the Bank will have no responsibility or obligation with respect to the applications of monies upon their payment to the Person entitled thereto pursuant to the provisions hereof.

 .9.  UNCONDITIONAL OBLIGATION; NO SET-OFF.  The obligation  of the Bank to make each  payment in  accordance  with the terms and conditions  of this Agreement,
constitutes  an  absolute  and  unconditional obligation  of the Bank,   and
the Bank agrees to pay the same without counterclaim, abrogation, set-off or other reduction by the Bank against amounts otherwise due and owing to the Bank or any Affiliate thereof by Old Dominion or any other Person; and the Bank hereby expressly waives any rights it may have under Applicable Law or otherwise to any set-off or other reduction by the Bank against amounts otherwise owed to the Bank or its Affiliates by Old Dominion or any other Person.

 .10. PAYMENT INSTRUCTIONS.

        (a) The parties agree that concurrently with execution of this Agreement Old Dominion has given the Payment Instruction to the Bank.

        (b) So long as Old Dominion's rights under this Agreement are pledged to the Owner Trustee pursuant to the Payment Undertaking Pledge
Agreement and re-pledged to the Agent pursuant to the Loan Agreement, the Payment Instruction is irrevocable, unless the prior consent of Old Dominion, the Owner Trustee and the Agent is given, and all payments under this Agreement must be paid in accordance with the Payment Instructions.

        (c) The Bank must, upon receipt of the Payment Instruction, execute and give to each of Old Dominion, the Owner Trustee and the Agent its Acknowledgment in the form attached.

        (d) The Bank shall maintain its obligations hereunder at its New York Branch and shall not delegate its obligations hereunder (including, but not limited to, the delegation to any other branch) without the consent of Old Dominion and any permitted assignee and, so long as Old Dominion's rights under this Agreement are pledged to the Owner Trustee pursuant to the Payment Undertaking Pledge Agreement and to the Agent pursuant to the Loan Agreement, the Owner Trustee and, so long as the Liens of the Loan Agreement and the Leasehold Mortgage have not been discharged, the Agent.

 .11. PAYMENT OF BREAK COSTS. If the Bank shall pay Old Dominion the Early Termination Amount pursuant to clause (ix) of paragraph (a) of Section 3.2, Old Dominion shall pay all Break Costs associated with such early Termination.

4. REPRESENTATIONS OF THE BANK

        The Bank represents and warrants that:

                (a) Organization. It has full power and authority to conduct its business as presently conducted, to own or hold under lease its properties and to execute, deliver and perform this Agreement and the Acknowledgment.

                (b) Due Authorization. Its execution, delivery and performance of this Agreement and the Acknowledgment have been duly authorized by all necessary action on its part and do not require any stockholder approval, or any approval or consent of, or notice to, any trustee or holder of any indebtedness or obligation of the Bank.

                (c) Legal, Valid and Binding Obligations. Each of this Agreement and the Acknowledgment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the rights of creditors generally and by general principles of equity regardless of whether enforcement is pursuant to a proceeding in equity or at law.

5. PLEDGE AND RE-PLEDGE

        The parties acknowledge that this Agreement will be pledged by Old Dominion to the Owner Trustee pursuant to the Payment Undertaking Pledge Agreement to secure its obligations under the Equipment Operating Lease and the Foundation Operating Lease and that the Owner Trustee will re-pledge such rights to the Agent under the Loan Agreement as security for the Owner Trustee's obligations under the Series A Loan Certificate. The Bank hereby consents to such pledge and re-pledge. So long as this Agreement is subject to the Liens of the Payment Undertaking Pledge Agreement or the Loan Agreement, Old Dominion may not transfer, assign, pledge or otherwise dispose of, or grant any option, participation or interest in, with respect to or measured by, its rights as a beneficiary under this Agreement to any Person other than the Owner Trustee pursuant to the Payment Undertaking Pledge Agreement or the Agent pursuant to the Loan Agreement. Without limiting the generality of the foregoing, any payment in accordance with the provisions hereof and the Payment Instruction by the Bank shall release the Bank from any further liability hereunder to Old Dominion or the Owner Trustee in respect of such payment.

6. MISCELLANEOUS

 .1.     AMENDMENTS AND WAIVERS. No term,  covenant,  agreement or condition of this Agreement may be terminated,  amended or compliance  therewith waived
(either  generally  or  in  a  particular  instance,   retroactively  or
prospectively) except by an instrument or instruments in writing executed by each party hereto.

 .2. NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to each party hereto at its address set forth below or, in the case of either party hereto, at such other address as such party may from time to time designate by written notice to the other party hereto:

If to Old Dominion:

         Old Dominion Electric Cooperative
         4201 Dominion Boulevard
         Glen Allen, Virginia  23060

         Facsimile No.:  (804) 747-3742
         Telephone No.:  (804) 747-0592
         Attention:  Vice President of Accounting and Finance

If to the Bank:

         Rabobank Nederland
         c/o Utrecht-America Finance Co.
         245 Park Avenue
         New York, New York  10167-0062

         Facsimile No.:  (212) 916-7880
         Telephone No.:  (212) 916-7864
         Attention:  General Counsel's Office


 .3. SURVIVAL. All warranties, representations, indemnities and covenants made by either party hereto, herein or in any certificate or other instrument delivered by either such party or on the behalf of such party under this Agreement, shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by either party or on behalf of such party.

 .4. SUCCESSORS AND ASSIGNS. (a) This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof.

        (b) Except as expressly provided herein or in the other Operative Documents, neither party hereto may assign its interests herein without the consent of the other party hereto.

 .5. BUSINESS DAY. Notwithstanding anything herein or in any other Operative Document to the contrary, if the date on which any payment is to be made pursuant to this Agreement is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (PROVIDED such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

 .6. GOVERNING LAW. THIS AGREEMENT SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

 .7. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

 .8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one instrument.

 .9. HEADINGS. The headings of the sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

 .10. FURTHER ASSURANCES. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Agreement and the other Operative Documents.

 .11. CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

         Each of the parties hereto (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County (without prejudice to the rights of any party to remove to the United States District Court for the Southern District of New York) and to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the Payment Instruction, or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby brought by any of the parties hereto or their successors or assigns, (ii) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such Federal court, and (iii) to the extent permitted by Applicable Law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding any claim that it is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is improper or that this Agreement, the Payment Instruction or the subject matter hereof or thereof may not be enforced in or by such court. A final judgment obtained in respect of any action, suit or proceeding referred to in this Section 6.11 shall be conclusive and may be enforced in other jurisdictions by suit or judgment or in any manner as provided by Applicable Law. Each of the parties hereto hereby consents to service of process by registered mail, Federal Express, DHL or similar courier at the address to which notices to are to be given, it being agreed that service in such manner shall constitute valid service upon such party or its respective successors or assigns in connection with any such action or proceeding only; provided, however, that nothing in this Section 6.11 shall affect the right of any of such parties or their respective successors or assigns to serve legal process in any other manner permitted by Applicable Law or affect the right of any of such parties or its respective property in the courts of other jurisdictions.
                                       10

         IN WITNESS WHEREOF, each of Old Dominion and the Bank has executed this Agreement as of the date and year first above written.

                                OLD DOMINION ELECTRIC COOPERATIVE


                                By:/s/ DANIEL M. WALKER
                                   -----------------------------------
                                   Daniel M. Walker
                                   Vice President of Accounting and Finance





                            COOPERATIEVE CENTRALE
                            RAIFFEISEN-BOERENLEENBANK
                            B.A., "RABOBANK NEDERLAND",
                            NEW YORK BRANCH


                            By:/s/ CHRIS G. KORTLANDT   /s/ J.W. DEN BAAS
                               ------------------------ -----------------
                               Name: Chris G. Kortlandt Name: J.W. Den Baas
                               Title: Vice President    Title: Managing Director

                                                                      SCHEDULE A
                                                                              TO
                                                   Payment Undertaking Agreement
                                                   -----------------------------

                                PAYMENT AMOUNTS
                                ---------------
      Payment Undertaking
          Payment Date                                Payment Amount
      -------------------                             --------------
            28-Feb-97                                      0.00
            05-Jan-98                                  16,121,471.17
            05-Jan-99                                  14,612,351.32
            05-Jan-00                                  17,413,987.51
            05-Jan-01                                  17,586,213.75
            05-Jan-02                                  18,013,590.00
            05-Jan-03                                  17,579,835.00
            05-Jan-04                                  19,460,928.38
            05-Jan-05                                  19,200,037.50
            05-Jan-06                                  19,295,718.75
            05-Jan-07                                  20,895,667.90
            05-Jan-08                                  21,048,674.99
            05-Jan-09                                  21,048,674.99
            05-Jan-10                                  21,048,674.99
            05-Jan-11                                  21,048,674.99
            05-Jan-12                                  21,048,674.99
            05-Jan-13                                  21,048,674.99
            05-Jan-14                                  21,048,674.99
            05-Jan-15                                  21,048,674.99
            05-Jan-16                                  21,048,674.99
            05-Jan-17                                  21,048,674.99
            05-Jan-18                                 289,920,566.14

                                                                     SCHEDULE B
                                                                             to
                                                  Payment Undertaking Agreement
                                                  -----------------------------
                           EARLY TERMINATION AMOUNTS
                           -------------------------
         Payment Undertaking
             Payment Date          Early Termination Amount
         -------------------       ------------------------
              05-Mar-96                240,061,664.92
              05-Apr-96                241,560,801.04
              05-May-96                243,059,937.17
              05-Jun-96                244,559,073.29
              05-Jul-96                246,058,209.42
              05-Aug-96                247,557,345.54
              05-Sep-96                249,056,481.67
              05-Oct-96                250,555,617.80
              05-Nov-96                252,054,753.92
              05-Dec-96                253,553,890.05
              05-Jan-97                255,053,026.17
              05-Feb-97                256,552,162.30
              05-Mar-97                258,077,314.68
              05-Apr-97                259,687,949.05
              05-May-97                261,298,583.43
              05-Jun-97                262,909,217.80
              05-Jul-97                264,519,852.18
              05-Aug-97                266,130,486.55
              05-Sep-97                267,741,120.93
              05-Oct-97                269,351,755.30
              05-Nov-97                270,962,389.68
              05-Dec-97                272,573,024.05
              05-Jan-98                258,062,187.26
              05-Feb-98                259,675,075.93
              05-Mar-98                261,287,964.60
              05-Apr-98                262,900,853.27
              05-May-98                264,513,741.94
              05-Jun-98                266,126,630.61
              05-Jul-98                267,739,519.28
              05-Aug-98                269,352,407.95
              05-Sep-98                270,965,296.62
              05-Oct-98                272,578,185.29
              05-Nov-98                274,191,073.96
              05-Dec-98                275,803,962.63
              05-Jan-99                262,804,499.98
              05-Feb-99                264,447,028.10
              05-Mar-99                266,089,556.23
              05-Apr-99                267,732,084.35
              05-May-99                269,374,612.48
              05-Jun-99                271,017,140.60
              05-Jul-99                272,659,668.73
              05-Aug-99                274,302,196.85
              05-Sep-99                275,944,724.98
              05-Oct-99                277,587,253.10
              05-Nov-99                279,229,781.23
              05-Dec-99                280,872,309.35
              05-Jan-00                265,100,849.97
              05-Feb-00                266,757,730.28
              05-Mar-00                268,414,610.59

                                                                     SCHEDULE B
                                                                             to
                                                  Payment Undertaking Agreement
                                                  -----------------------------
                           EARLY TERMINATION AMOUNTS
                           -------------------------
          Payment Undertaking
             Payment Date          Early Termination Amount
          -------------------      ------------------------
              05-Apr-00                270,071,490.91
              05-May-00                271,728,371.22
              05-Jun-00                273,385,251.53
              05-Jul-00                275,042,131.84
              05-Aug-00                276,699,012.16
              05-Sep-00                278,355,892.47
              05-Oct-00                280,012,772.78
              05-Nov-00                281,669,653.09
              05-Dec-00                283,326,533.41
              05-Jan-01                267,397,199.97
              05-Feb-01                269,068,432.47
              05-Mar-01                270,739,664.97
              05-Apr-01                272,410,897.47
              05-May-01                274,082,129.97
              05-Jun-01                275,753,362.47
              05-Jul-01                277,424,594.97
              05-Aug-01                279,095,827.47
              05-Sep-01                280,767,059.97
              05-Oct-01                282,438,292.47
              05-Nov-01                284,109,524.97
              05-Dec-01                285,780,757.47
              05-Jan-02                269,438,399.97
              05-Feb-02                271,122,389.97
              05-Mar-02                272,806,379.97
              05-Apr-02                274,490,369.97
              05-May-02                276,174,359.97
              05-Jun-02                277,858,349.97
              05-Jul-02                279,542,339.97
              05-Aug-02                281,226,329.97
              05-Sep-02                282,910,319.97
              05-Oct-02                284,594,309.97
              05-Nov-02                286,278,299.97
              05-Dec-02                287,962,289.97
              05-Jan-03                272,066,444.97
              05-Feb-03                273,766,860.25
              05-Mar-03                275,467,275.53
              05-Apr-03                277,167,690.81
              05-May-03                278,868,106.09
              05-Jun-03                280,568,521.38
              05-Jul-03                282,268,936.66
              05-Aug-03                283,969,351.94
              05-Sep-03                285,669,767.22
              05-Oct-03                287,370,182.50
              05-Nov-03                289,070,597.78
              05-Dec-03                290,771,013.06
              05-Jan-04                273,010,499.96
              05-Feb-04                274,716,815.58
              05-Mar-04                276,423,131.21
              05-Apr-04                278,129,446.83
              05-May-04                279,835,762.46
              05-Jun-04                281,542,078.08

                                                                      SCHEDULE B
                                                                              to
                                                   Payment Undertaking Agreement
                                                   -----------------------------

                           EARLY TERMINATION AMOUNTS
                           -------------------------

         Payment Undertaking
             Payment Date         Early Termination Amount
         -------------------      ------------------------
              05-Jul-04                283,248,393.71
              05-Aug-04                284,954,709.33
              05-Sep-04                286,661,024.96
              05-Oct-04                288,367,340.58
              05-Nov-04                290,073,656.21
              05-Dec-04                291,779,971.83
              05-Jan-05                274,286,249.96
              05-Feb-05                276,000,539.02
              05-Mar-05                277,714,828.08
              05-Apr-05                279,429,117.15
              05-May-05                281,143,406.21
              05-Jun-05                282,857,695.27
              05-Jul-05                284,571,984.33
              05-Aug-05                286,286,273.40
              05-Sep-05                288,000,562.46
              05-Oct-05                289,714,851.52
              05-Nov-05                291,429,140.58
              05-Dec-05                293,143,429.64
              05-Jan-06                275,561,999.96
              05-Feb-06                277,284,262.46
              05-Mar-06                279,006,524.96
              05-Apr-06                280,728,787.46
              05-May-06                282,451,049.96
              05-Jun-06                284,173,312.46
              05-Jul-06                285,895,574.96
              05-Aug-06                287,617,837.46
              05-Sep-06                289,340,099.96
              05-Oct-06                291,062,362.46
              05-Nov-06                292,784,624.96
              05-Dec-06                294,506,887.46
              05-Jan-07                275,333,482.06
              05-Feb-07                277,054,316.32
              05-Mar-07                278,775,150.59
              05-Apr-07                280,495,984.85
              05-May-07                282,216,819.11
              05-Jun-07                283,937,653.37
              05-Jul-07                285,658,487.64
              05-Aug-07                287,379,321.90
              05-Sep-07                289,100,156.16
              05-Oct-07                290,820,990.43
              05-Nov-07                292,541,824.69
              05-Dec-07                294,262,658.95
              05-Jan-08                274,934,818.22
              05-Feb-08                276,653,160.83
              05-Mar-08                278,371,503.45
              05-Apr-08                280,089,846.06
              05-May-08                281,808,188.68
              05-Jun-08                283,526,531.29
              05-Jul-08                285,244,873.90
              05-Aug-08                286,963,216.52
              05-Sep-08                288,681,559.13

                                                                     SCHEDULE B
                                                                             to
                                                  Payment Undertaking Agreement
                                                  -----------------------------

                           EARLY TERMINATION AMOUNTS
                           -------------------------

         Payment Undertaking
            Payment Date         Early Termination Amount
         -------------------     ------------------------
              05-Oct-08                290,399,901.74
              05-Nov-08                292,118,244.36
              05-Dec-08                293,836,586.97
              05-Jan-09                274,506,254.60
              05-Feb-09                276,221,918.69
              05-Mar-09                277,937,582.78
              05-Apr-09                279,653,246.87
              05-May-09                281,368,910.97
              05-Jun-09                283,084,575.06
              05-Jul-09                284,800,239.15
              05-Aug-09                286,515,903.24
              05-Sep-09                288,231,567.33
              05-Oct-09                289,947,231.42
              05-Nov-09                291,662,895.51
              05-Dec-09                293,378,559.60
              05-Jan-10                274,045,548.71
              05-Feb-10                275,758,333.39
              05-Mar-10                277,471,118.07
              05-Apr-10                279,183,902.75
              05-May-10                280,896,687.43
              05-Jun-10                282,609,472.11
              05-Jul-10                284,322,256.79
              05-Aug-10                286,035,041.47
              05-Sep-10                287,747,826.15
              05-Oct-10                289,460,610.82
              05-Nov-10                291,173,395.50
              05-Dec-10                292,886,180.18
              05-Jan-11                273,550,289.87
              05-Feb-11                275,259,979.18
              05-Mar-11                276,969,668.49
              05-Apr-11                278,679,357.81
              05-May-11                280,389,047.12
              05-Jun-11                282,098,736.43
              05-Jul-11                283,808,425.74
              05-Aug-11                285,518,115.05
              05-Sep-11                287,227,804.36
              05-Oct-11                288,937,493.68
              05-Nov-11                290,647,182.99
              05-Dec-11                292,356,872.30
              05-Jan-12                273,017,886.62
              05-Feb-12                274,724,248.41
              05-Mar-12                276,430,610.20
              05-Apr-12                278,136,971.99
              05-May-12                279,843,333.79
              05-Jun-12                281,549,695.58
              05-Jul-12                283,256,057.37
              05-Aug-12                284,962,419.16
              05-Sep-12                286,668,780.95
              05-Oct-12                288,375,142.74
              05-Nov-12                290,081,504.53
              05-Dec-12                291,787,866.33

                                                                     SCHEDULE B
                                                                             to
                                                  Payment Undertaking Agreement
                                                  -----------------------------
                           EARLY TERMINATION AMOUNTS
                           -------------------------
           Payment Undertaking
              Payment Date       Early Termination Amount
           -------------------   ------------------------
              05-Jan-13                272,445,553.13
              05-Feb-13                274,148,337.84
              05-Mar-13                275,851,122.54
              05-Apr-13                277,553,907.25
              05-May-13                279,256,691.96
              05-Jun-13                280,959,476.67
              05-Jul-13                282,662,261.37
              05-Aug-13                284,365,046.08
              05-Sep-13                286,067,830.79
              05-Oct-13                287,770,615.49
              05-Nov-13                289,473,400.20
              05-Dec-13                291,176,184.91
              05-Jan-14                271,830,294.62
              05-Feb-14                273,529,233.96
              05-Mar-14                275,228,173.30
              05-Apr-14                276,927,112.64
              05-May-14                278,626,051.99
              05-Jun-14                280,324,991.33
              05-Jul-14                282,023,930.67
              05-Aug-14                283,722,870.01
              05-Sep-14                285,421,809.35
              05-Oct-14                287,120,748.69
              05-Nov-14                288,819,688.03
              05-Dec-14                290,518,627.38
              05-Jan-15                271,168,891.73
              05-Feb-15                272,863,697.30
              05-Mar-15                274,558,502.88
              05-Apr-15                276,253,308.45
              05-May-15                277,948,114.02
              05-Jun-15                279,642,919.60
              05-Jul-15                281,337,725.17
              05-Aug-15                283,032,530.74
              05-Sep-15                284,727,336.32
              05-Oct-15                286,422,141.89
              05-Nov-15                288,116,947.46
              05-Dec-15                289,811,753.04
              05-Jan-16                270,457,883.62
              05-Feb-16                272,148,245.39
              05-Mar-16                273,838,607.17
              05-Apr-16                275,528,968.94
              05-May-16                277,219,330.71
              05-Jun-16                278,909,692.48
              05-Jul-16                280,600,054.26
              05-Aug-16                282,290,416.03
              05-Sep-16                283,980,777.80
              05-Oct-16                285,671,139.57
              05-Nov-16                287,361,501.35
              05-Dec-16                289,051,863.12
              05-Jan-17                269,693,549.90
              05-Feb-17                271,379,134.59
              05-Mar-17                273,064,719.27

                                                                      SCHEDULE B
                                                                              to
                                                   Payment Undertaking Agreement
                                                   -----------------------------
                           EARLY TERMINATION AMOUNTS
                           -------------------------
          Payment Undertaking
             Payment Date        Early Termination Amount
          -------------------    ------------------------
              05-Apr-17                274,750,303.96
              05-May-17                276,435,888.65
              05-Jun-17                278,121,473.33
              05-Jul-17                279,807,058.02
              05-Aug-17                281,492,642.71
              05-Sep-17                283,178,227.40
              05-Oct-17                284,863,812.08
              05-Nov-17                286,549,396.77
              05-Dec-17                288,234,981.46
              05-Jan-18                          0.00

                                                                    SCHEDULE C
                                                                            to
                                                           Payment Undertaking
                                                                     Agreement



To:      Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.,
         "Rabobank Nederland", New York Branch (the "Bank")


Dear Ladies and Gentlemen:

We refer to the Payment Undertaking Agreement, dated as of February 29, 1996, between the Bank and Old Dominion Electric Cooperative ("Old Dominion") (the "Agreement").

Words and phrases have the same meaning as in the Agreement.

We hereby give you notice that by a Payment Undertaking Pledge Agreement, dated as of February 29, 1996, all of our right, title and interest in, to and under the Agreement has been pledged to the Owner Trustee and, pursuant to the Loan Agreement, dated as of February 29, 1996 (the "Loan Agreement"), re-pledged by the Owner Trustee to UtrechtAmerica Finance Co., as Agent.

We hereby authorize and instruct you to make all payments under the Agreement to the Agent at Account No. 13679 at Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, unless you have been notified by Old Dominion, the Owner Trustee and the Agent that the Agreement has been released from the Liens of the Payment Undertaking Pledge Agreement and the Loan Agreement, in which case we hereby authorize and instruct you to make all payments under the Agreement to Old Dominion or as Old Dominion directs.

Kindly sign and return the attached acknowledgement to us.


Dated: March 1, 1996


For and on behalf of
OLD DOMINION ELECTRIC COOPERATIVE


By:  _______________________________________

                                 ACKNOWLEDGMENT



To:      Old Dominion Electric Cooperative
         State Street Bank and Trust Company
         Utrecht-America Finance Co.


Ladies and Gentlemen:

We refer to the Payment Undertaking Agreement entered into on or about today between ourselves and Old Dominion Electric Cooperative ("Old Dominion") (the "Agreement") and the Payment Instruction (as defined in the Agreement).

Words and phrases have the same meaning as in the Agreement.

In consideration of your agreeing, on condition, inter alia, of receipt of this Acknowledgment, to enter into transactions related to the Agreement, we undertake, until such time as we receive notice from the Owner Trustee and the Agent that their interests in the Agreement have been terminated, for your benefit that:

        (a) subject to any contrary instruction from Old Dominion as referred to in the Payment Instruction, we will make all payments under the Agreement in accordance with the Payment Instruction;

        (b) we will comply with our obligations under the Agreement; and

        (c) we will not agree to any variation, termination, repudiation or rescission of the Agreement or, subject to any contrary instruction from Old Dominion as referred to in the Payment Instruction, the Payment Instruction or to give or accept any compromise, waiver or release of any rights or obligations under the Agreement or the Payment Instruction without the prior written consent of Old Dominion, the Owner Trustee and the Agent.

Any instruction to us (other than the Payment Instruction) under the Agreement must be accompanied by sufficient evidence of the authority of the signatory thereto (unless such evidence has previously been furnished to us).

We have received notice that all of the Old Dominion's right, title and interest in, to and under the Agreement have been pledged as security to the Owner Trustee (pursuant to the Payment Undertaking Pledge Agreement) and re-pledged by the Owner Trustee to the Agent (pursuant to the Loan Agreement). We have received no notice of any charge, assignment or encumbrance of the right, title or interest of Old Dominion in, to or under the Agreement, except for the notice referred to in the preceding sentence. We hereby confirm that unless and until we receive notice in writing from the Owner Trustee and the Agent to the effect that the Liens of the Payment Undertaking Pledge Agreement and the Loan Agreement have been discharged, the Agent, or if the Lien of the Loan Agreement is discharged, the Owner Trustee shall have the right, to the exclusion of Old Dominion, to exercise the rights of Old Dominion under the Agreement.

Dated: March 1, 1996

For and on behalf of
COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH



By:_________________________________________________